                           SCHEDULE 14-A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. _)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             ROSLYN BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                          [ROSLYN LOGO APPEARS HERE]
                          1400 Old Northern Boulevard
                            Roslyn, New York 11576
                                (516) 621-6000


                                                                  April 17, 2000


Fellow Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Roslyn Bancorp, Inc. (the "Company"), the holding company for The Roslyn Savings Bank (the "Bank"). The Annual Meeting will be held on Wednesday, May 24, 2000, at 9:30 a.m., Eastern time, at the Milleridge Cottage, 585 North Broadway, Jericho, New York.

     The attached Notice of Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

     The Board of Directors of Roslyn Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

     Last year, over 88% of the outstanding shares were represented at the annual meeting. It is important that your shares are represented this year whether or not you are personally able to attend the Annual Meeting. This year, registered stockholders can vote their shares via the Internet or by using a toll-free telephone number. Instructions for using these convenient new services are provided on the proxy card. Of course, you may still vote your shares by proxy by signing and returning the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the Company's common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, we thank you for your continued interest and support.

                                Sincerely yours,



/s/ Joseph L. Mancino                                   /s/ John M. Tsimbinos
Joseph L. Mancino                                       John M. Tsimbinos
President, Chief Executive Officer and                  Chairman of the Board
Vice Chairman of the Board

                             ROSLYN BANCORP, INC.
                          1400 OLD NORTHERN BOULEVARD
                            ROSLYN, NEW YORK 11576

                      __________________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on May 24, 2000


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Roslyn Bancorp, Inc. (the "Company") will be held on Wednesday, May 24, 2000, at 9:30 a.m., Eastern time, at the Milleridge Cottage, 585 North Broadway, Jericho, New York.

     The purpose of the Annual Meeting is to consider and vote upon the following matters:

     1. the election of five Directors to three-year terms of office each;

     2. the ratification of the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2000; and

     3. such other matters as may properly come before the Annual Meeting and at any adjournment of the Annual Meeting, including whether or not to adjourn the Annual Meeting.

     The Board of Directors has established March 29, 2000 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment of the Annual Meeting. Only record holders of the Company's common stock as of the close of business on March 29, 2000 will be entitled to vote at the Annual Meeting, or at any adjournments of the Annual Meeting. If there are not enough votes to constitute a quorum, or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at Roslyn Bancorp, Inc., 1400 Old Northern Boulevard, Roslyn, New York, for a period of 10 days before the Annual Meeting and will also be available for inspection at the Annual Meeting.

                              By Order of the Board of Directors


                              /s/ R. Patrick Quinn
                              R. Patrick Quinn
                              Corporate Secretary

Roslyn, New York
April 17, 2000

                            YOUR VOTE IS IMPORTANT
                  REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

IF YOU DO NOT ATTEND THE ANNUAL MEETING TO VOTE IN PERSON, YOUR VOTE WILL NOT BE
  COUNTED UNLESS A PROXY REPRESENTING YOUR SHARES IS PRESENTED AT THE MEETING.

TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING, YOU SHOULD VOTE VIA THE INTERNET, BY TELEPHONE OR BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE
                                  BY BALLOT.

                             ROSLYN BANCORP, INC.

                              ------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 2000

                              ------------------


Solicitation and Voting of Proxies

     This Proxy Statement is being furnished to stockholders of Roslyn Bancorp, Inc. ("Roslyn" or the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders to be held on Wednesday, May 24, 2000, and at any adjournments of the Annual Meeting. This Proxy Statement is first being mailed to record holders on or about April 17, 2000.

     Regardless of the number of shares of common stock owned, it is important that holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Please vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Instead of voting by proxy, stockholders of record can vote their shares over the Internet, or by calling a specially designated telephone number. These new Internet and telephone voting procedures are designed to authenticate stockholders' identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for stockholders of record who wish to use the Internet or telephone voting procedures are set forth on the enclosed proxy card. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed and dated proxies will be voted "FOR" each of the proposals presented in this Proxy Statement.

     Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares represented by proxy in their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments of the Annual Meeting, including whether or not to adjourn the Annual Meeting.

     You may revoke your proxy at any time before its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the holder of record to vote personally at the Annual Meeting.

     The cost of the solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail and through electronic means, Georgeson Shareholder Communications, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $8,000, plus out-of-pocket expenses. Proxies may also be solicited personally, or by telephone, by Directors, officers and other employees of the Company and its subsidiaries, without additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

     If you are a registered stockholder, you can simplify your voting and save the Company expense by voting via the Internet or calling the toll-free number listed on the proxy card. Internet and telephone voting information is provided on the proxy card. A Control Number, located on the lower right of the proxy card, is designated to verify a stockholder's identity, allow the stockholder to vote his or her shares, and confirm that the voting instructions have been recorded properly. If you vote via the Internet, or by telephone, there is no need to return a signed proxy card. If you choose not to vote via the Internet, or by telephone, you may still vote by proxy by using the proxy card enclosed with this Proxy Statement. Proxies submitted by Internet or by telephone voting as described above must be received by 12:00 a.m. on May 23, 2000.

Voting Securities

     The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of Directors.

     The Board of Directors has fixed the close of business on March 29, 2000 as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting, and at any adjournments of the Annual Meeting. The total number of shares of common stock outstanding and entitled to vote on the Record Date was 69,253,903 shares.

     As provided in the Company's Certificate of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the "limit") are not entitled to any vote with respect to the shares held in excess of the limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (1) to make all determinations necessary to implement and apply the limit, including determining whether persons or entities are acting in concert, and (2) to demand that any person who is reasonably believed to beneficially own stock in excess of the limit supply information to the Company to enable the Board of Directors to implement and apply the limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of common stock entitled to vote (after subtracting any shares in excess of the limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. If there are not enough votes to constitute a quorum, or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, Directors are elected by a plurality of votes cast, without regard to either (1) broker "non-votes" or (2) proxies as to which authority to vote for one or more of the nominees being proposed is withheld. A broker "non-vote" occurs when a nominee holder of common stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     As to the ratification of the appointment of KPMG LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, a stockholder may: (1) vote "FOR" the item; (2) vote "AGAINST" the item; or (3) "ABSTAIN" from voting on such item. Under the Company's

Bylaws, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to constitute stockholder ratification of the appointment of KPMG LLP as independent auditors, and all other matters that may properly come before the Annual Meeting. Accordingly, shares as to which the "ABSTAIN" box has been selected on the proxy card will not be counted as votes cast and will have no effect on the voting. Shares underlying broker non-votes, or in excess of the limit, also will not be counted as votes cast and will have no effect.

     Proxies solicited by means of this Proxy Statement will be returned to the Company's transfer agent, Registrar and Transfer Company. The Board of Directors has designated Registrar and Transfer Company to act as inspectors of election and tabulate the votes at the Annual Meeting. Registrar and Transfer Company is not otherwise employed by the Company or any of its affiliates. After the final adjournment of the Annual Meeting, Registrar and Transfer Company will return the proxies to the Company for safekeeping.

     If you are a participant in The Roslyn Savings Bank Employee Stock Ownership Plan, the Roslyn Bancorp, Inc. 1997 Stock-Based Incentive Plan, The Roslyn Savings Bank 401(k) Plan or the T R Financial Corp. Employee Stock Ownership Plan, you will receive separate proxy cards for the shares of common stock credited to your account through each of those plans which will serve as a voting instruction card for the trustees or administrators of those plans. If you hold shares through any of these plans and do not vote, the respective plan trustees will vote the shares in accordance with the terms of the respective plans.

                PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                      PROPOSAL 1.  ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of 14 Directors and is divided into three classes. Each member of the Company's Board of Directors also serves as a Director of The Roslyn Savings Bank (the "Bank"), which is a wholly owned subsidiary of the Company. Directors are elected for staggered terms of three years each, with the term of office of only one class expiring each year. Directors serve until their successors are elected and qualified.

     The five nominees proposed for election at this Annual Meeting are Thomas
J. Calabrese, Jr., Leonard Genovese, Dr. Edwin W. Martin, Jr., Spiros J. Voutsinas and Richard C. Webel. Messrs. Voutsinas and Genovese are two of five former directors of T R Financial Corp. and Roosevelt Savings Bank who were appointed to the Board of Directors in February 1999 in accordance with the terms of the Company's agreement to acquire T R Financial Corp. Under that agreement, T R Financial Corp. selected five members of its Board of Directors, who were approved by the Company, to become members of the Company's and the Bank's Boards of Directors. As of February 16, 1999, the Boards of Directors of the Company and the Bank were increased from 10 to 15 members to accommodate these new Board members. These new members were placed within the three classes of existing Directors. The three other former directors of the T R Financial Corp. Board of Directors who were appointed to the Company's and the Bank's Boards of Directors in February 1999 were John M. Tsimbinos, A. Gordon Nutt and Maureen E. Clancy. Except as described above, no person being nominated as a Director is being proposed for election pursuant to any agreement or understanding between any such person and the Company. Effective December 31, 1999 , John P. Nicholson retired from the Board of Directors and the Board was reduced to 14 members. Mr. Nicholson was elected to serve as a Director Emeritus on the Company's and Bank's Boards of Directors.

     Directors are elected by a plurality of votes cast. If any nominee is unable to serve, or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed, dated and returned, will be voted "FOR" the election of the nominees proposed by the Board of Directors.

     The Board of Directors recommends that you vote "FOR" the election of the nominees named in this Proxy Statement.

Information with Respect to the Nominees, Continuing Directors and Certain Executive Officers of the Company

     The following table sets forth, as of the Record Date, certain information regarding the nominees for Directors, continuing Directors and "Named Executive Officers" of the Company. "Named Executive Officers" are all individuals who have served either as the Company's Chief Executive Officer, or acted in a similar capacity, during the last completed fiscal year, plus the Company's four most highly compensated executive officers who received salary and bonus in excess of $100,000, other than its Chief Executive Officer, and who were serving as executive officers on December 31, 1999.

                                                                                           Amount
                                                                                        and Nature of         Ownership
                                                                      Expiration         Beneficial             as a
Name and Principal Occupation                            Director     of Term as         Ownership            Percent
for Past Five Years                               Age    Since(1)     Director     (2)(3)(4)(5)(6)(7)(8)     of Class(9)
-----------------------------                     ---    --------     --------     ---------------------     -----------
NOMINEES:

Thomas J. Calabrese, Jr.                           58      1994           2003                 69,645              *
  Vice President, Daniel Gale Agency, Inc.;
  retired Managing Director - Human
  Resources, NYNEX Corporation, a
  telecommunications firm.

Spiros J. Voutsinas                                66      1999           2003                123,826              *
  Until the Company's acquisition of
  T R Financial Corp. in February, 1999,
  Mr. Voutsinas was a director of Roosevelt
  Savings Bank since 1992 and a director of
  T R  Financial Corp. since 1993.
  Mr. Voutsinas is President of Omega
  Capital, Inc., a real estate development and
  syndication firm, and a general partner of
  Omega Partners LP, a money management
  firm specializing in bank stocks.  He is a
  member of the board of the Hellenic
  American Chamber of Commerce.
  Mr. Voutsinas retired in 1988 as an
  executive vice president and director of a
  major New York savings institution with
  over 28 years of experience in the banking
  industry.

Leonard Genovese                                   65      1999           2003                145,141              *
  Until the Company's acquisition of
  T R Financial Corp. in February 1999,
  Mr. Genovese was a director of Roosevelt
  Savings Bank since 1992 and a director of
  T R Financial Corp. since 1993.
  Mr. Genovese also served as President and
  Chief Executive Officer of Genovese Drug
  Stores, Inc.  He is a board member of St.
  Christopher-Ottilie Services for Children and
  Families, the National Association of Chain
  Drug Stores, Kellwood Company, AID Auto
  Stores, The Stephan Company and the
  National Center for Disability Services.

                                                                                           Amount
                                                                                        and Nature of         Ownership
                                                                      Expiration         Beneficial             as a
Name and Principal Occupation                            Director     of Term as         Ownership            Percent
for Past Five Years                               Age    Since(1)     Director     (2)(3)(4)(5)(6)(7)(8)     of Class(9)
-----------------------------                     ---    --------     --------     ---------------------     -----------
Dr. Edwin W. Martin, Jr.                           68      1994           2003                 72,063          *
  President Emeritus and a director of the
  National Center for Disability Services, a
  non-profit education, rehabilitation and
  research corporation since 1994.  Before
  1994, Dr. Martin was President and Chief
  Executive Officer of the National Center for
  Disability Services.  Dr. Martin is a director
  of the National Captioning Institute, a non-
  profit agency, a director of Interboro Mutual
  Indemnity Insurance Company, and a
  director of Pall Corp., a manufacturer of
  industrial filters.

Richard C. Webel                                   48      1995           2003                 76,677          *
  Managing Director, Innocenti & Webel, an
  architectural firm.  Mr. Webel is also
  President of Webel Corporation, a strategic
  planning company, and PlantAmerica, LLC,
  a software development corporation.
  Mr. Webel also serves as a general partner
  of Roundbush Associates, a real estate
  development corporation.

CONTINUING DIRECTORS:

Joseph L. Mancino                                  62      1991           2001                497,413          *
  President and Chief Executive Officer of the
  Company since 1996 and a Vice Chairman
  of the Board of the Company since 1999;
  Chairman of the Board and Chief Executive
  Officer of the Bank since 1993.
  Mr. Mancino was President of the Bank
  from 1993 until February, 2000.
  Mr. Mancino also serves as a director of the
  Institutional Investors Mutual Fund, a
  diversified open end mutual fund, the
  Community Bankers Association of New
  York State and the Savings Bank Life
  Insurance Fund.  Mr. Mancino has been a
  Trustee of Long Island University since
  1997.  He has been a member of the Nassau-
  Suffolk Advisory Board of Helen Keller
  Services For The Blind - Long Island
  Division since 1984 and has been a member
  of the Board of Trustees of the National
  Chapter since November 1990.  Since 1995,
  he has been a member of the Board of
  Directors and Treasurer of the Interfaith

                                                                                           Amount
                                                                                        and Nature of         Ownership
                                                                      Expiration         Beneficial             as a
Name and Principal Occupation                            Director     of Term as         Ownership            Percent
for Past Five Years                               Age    Since(1)     Director     (2)(3)(4)(5)(6)(7)(8)     of Class(9)
-----------------------------                     ---    --------     --------     ---------------------     -----------
  Nutrition Network, a Long Island, New
  York food services charity, and since 1993
  he has been a member of the Board of
  Trustees of the T. R. Council of the Boy
  Scouts of America.

John M. Tsimbinos                                  62      1999           2001              2,877,080            4.1
  Chairman of the Board of the Company and
  Vice Chairman of the Board of the Bank
  commencing in 1999.  Until the Company's
  acquisition of T R Financial Corp. in
  February 1999, Mr. Tsimbinos had been the
  Chairman of the Board and Chief Executive
  Officer of Roosevelt Savings Bank since
  1992. He also served as the Chairman of the
  Board and Chief Executive Officer of T R
  Financial Corp. since its inception in 1993.
  He serves on various committees of the
  Community Bankers Association of New
  York State.  Mr. Tsimbinos is a former
  director of Institutional Investors Capital
  Appreciation Fund, Inc. He also serves on
  the board of Golden Eagle Sales Corp., a
  wholly owned subsidiary of Columbian
  Mutual Life Insurance Company, and the
  advisory board of the Neighborhood
  Housing Services of New York City, Inc.
  Mr. Tsimbinos is a former director and Vice
  Chairman of the Federal Home Loan Bank
  of New York and a former Chairman of its
  Executive Committee.

James E. Swiggett                                  68      1980           2001                125,630          *
  Retired Chairman of the Board, President
  and Chief Executive Officer of Kollmorgen
  Corp., a diversified technology
  manufacturing company.

Robert G. Freese                                   70      1988           2001                 74,664          *
  Retired Vice Chairman and Chief Financial
  Officer of Grumman Corporation, a defense
  contractor.

                                                                                          Amount
                                                                                       and Nature of         Ownership
                                                                      Expiration         Beneficial             as a
Name and Principal Occupation                            Director     of Term as         Ownership            Percent
for Past Five Years                               Age    Since(1)     Director     (2)(3)(4)(5)(6)(7)(8)     of Class(9)
-----------------------------                     ---    --------     --------     ---------------------     -----------
A. Gordon Nutt                                     65      1999           2001                732,265            1.0
  Until his retirement in September 1999,
  Mr. Nutt was Executive Vice President and
  Special Transition Officer of the Company
  and the Bank since February 1999.  Until
  the Company's acquisition of T R Financial
  Corp. in February 1999, Mr. Nutt had been
  President and Chief Administrative Officer
  of Roosevelt Savings Bank since 1992, a
  director of Roosevelt Savings Bank since
  1991, and President, Chief Administrative
  Officer and a director of T R Financial
  Corp. since 1993.

John R. Bransfield, Jr.                            58      1998           2002                247,893          *
  A Vice Chairman of the Company
  commencing in February 2000; President
  and Chief Operating Officer of the Bank
  commencing in February 2000.
  Mr. Bransfield was Vice President of the
  Company and Executive Vice President and
  Senior Lending Officer of the Bank from
  1996 until February 2000. Mr. Bransfield
  was Senior Vice President and Senior
  Lending Officer of the Bank from 1993 until
  1996.

Thomas A. Doherty                                  62      1999           2002                  9,500          *
  Mr. Doherty is the Chief Administrative
  Officer of First Quality Enterprises, Inc.,
  Great Neck, New York, a manufacturer of
  hygiene-related products.  He is the retired
  Chairman, President and Chief Executive
  Officer of Fleet Bank and a member of the
  Board of Directors of Long Island Power
  Authority and of St. Joseph College in
  Brooklyn, New York.

Maureen E. Clancy                                  67      1999           2002                132,627          *
  Ms. Clancy was a director of Roosevelt
  Savings Bank and T R Financial Corp. from
  1993 until the Company acquired
  T R Financial Corp. in February 1999.  She
  has been a licensed insurance broker since
  1959.  Ms. Clancy is the Secretary-Treasurer
  of Clancy & Clancy Brokerage Ltd., an
  insurance agency established in 1956.

                                                                                            Amount
                                                                                        and Nature of         Ownership
                                                                      Expiration         Beneficial             as a
Name and Principal Occupation                            Director     of Term as         Ownership            Percent
for Past Five Years                               Age    Since(1)     Director     (2)(3)(4)(5)(6)(7)(8)     of Class(9)
-----------------------------                     ---    --------     --------     ---------------------     -----------

Victor C. McCuaig                                  71      1970           2002                 81,980          *
   Of counsel to and former partner in Payne,
   Wood & Littlejohn, general counsel to the
   Bank.

NAMED EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS:

Michael P. Puorro                                  40        --             --                165,700          *
   Treasurer and Chief Financial Officer of
   the Company since 1996; Executive Vice
   President and Chief Financial Officer of the
   Bank commencing in 1999.  Mr. Puorro
   was a Senior Vice President and Chief
   Financial Officer of the Bank from 1996
   until 1999.  From 1994 until 1996, he was
   Vice President and Chief Financial Officer
   of the Bank and before 1994 was Vice
   President and Treasurer of the Bank.
   Mr. Puorro has been employed by the Bank
   since 1992.

John L. Klag                                       42        --             --                154,952          *
   Executive Vice President and Investment
   Officer of the Bank commencing in 1999.
   Mr. Klag was Senior Vice President and
   Investment Officer of the Bank from 1996
   until 1999.  Before 1996, he was Vice
   President and Investment Officer of the
   Bank.  Mr. Klag has been employed by the
   Bank since 1993.

Directors and executive officers as a group        --        --             --            5,947,690(5)(6)        8.3%
   (20 persons)

_______________________________
*   Represents less than 1.0% of the Company's outstanding common stock.
(1) Includes years of service as a Director of the Bank.
(2) The figures shown include unvested shares awarded under the Roslyn Bancorp, Inc. 1997 Stock-Based Incentive Plan, as follows: Mr. Swiggett, 20,498 shares; Mr. Freese, 20,498 shares; Mr. Calabrese, 19,006 shares; Dr. Martin, 19,006 shares; Mr. Webel, 19,006 shares; Mr. McCuaig, 20,610 shares; and Mr. Doherty, 7,500 shares. Such shares are subject to awards which vest at an annual rate of 20% and will have fully vested by February 19, 2003, except for Mr. Doherty's shares, which will be fully vested on July 23, 2004. Each participant has voting, but not dispositive, power as to these shares. See "Directors' Compensation --Stock-Based Benefits Plan."
(3) The figures shown include unvested shares awarded under the 1997 Stock-Based Incentive Plan as follows: Mr. Mancino, 109,091 shares; Mr. Bransfield, 60,682 shares; Mr. Puorro, 37,500 shares; and Mr. Klag, 37,500 shares. A portion of each award vests each year on September 2 and all such awards will fully vest on September 2, 2002. The figures shown also include shares awarded under the 1997 Stock-Based Incentive Plan (other than as reflected in footnote 2) and which vest based upon the achievement of certain specified performance objectives, but in no event later than September 2, 2002, as follows: Mr. Mancino, 30,000 shares; Mr. Bransfield, 13,333 shares; Mr. Puorro, 6,267 shares; and Mr. Klag, 6,267 shares.

                                         (Footnotes continued on following page)

(4) The figures shown include shares as to which individuals have a right to acquire beneficial ownership by the exercise of stock options, within 60 days of March 29, 2000, pursuant to the 1997 Stock-Based Incentive Plan (and, in the case of Messrs. Tsimbinos, Nutt, Voutsinas and Genovese, and Ms. Clancy, the T R Financial Corp. 1993 Incentive Stock Option Plan or the T R Financial Corp. 1993 Stock Option Plan for Outside Directors) as follows: Mr. Mancino, 199,827 shares; Mr. Bransfield, 112,141 shares; Mr. Puorro, 68,577 shares; Mr. Klag, 68,577 shares; Mr. Tsimbinos, 1,065,109 shares; Mr. Nutt, 353,478 shares; Ms. Clancy, 52,414 shares; Mr. Voutsinas, 9,840 shares; Mr. Genovese, 93,829 shares, and Messrs. Calabrese, Freese, Martin, McCuaig, Nicholson, Swiggett, Webel and York, 40,000 shares each; and all Directors and executive officers, as a group, 2,409,946 shares.
(5) The figures shown include shares held in trust pursuant to The Roslyn Savings Bank Employee Stock Ownership Plan (the "Roslyn ESOP") (and, in the cases of Messrs. Tsimbinos and Nutt, the T R Financial Corp. Employee Stock Ownership Plan and Trust, formerly sponsored by T R Financial Corp.) that have been allocated, as of December 31, 1999, to individual accounts as follows: Mr. Mancino, 4,423 shares; Mr. Bransfield, 4,005 shares; Mr. Puorro, 3,935 shares; Mr. Klag, 3,779 shares; Mr. Tsimbinos, 59,190 shares; Mr. Nutt, 59,190 shares; and all Directors (who are also employees) and executive officers, as a group, 142,474 shares. Such persons have sole voting power, but no investment power, except in limited circumstances, as to such shares. The figures shown do not include 3,084,924 shares held in trust pursuant to the Roslyn ESOP that have not been allocated to any individual's account and as to which the members of the Roslyn ESOP Committee (consisting of Mr. Mancino, Mr. Klag, Mr. Puorro and Mary Ellen McKinley, the Bank's Human Resources Officer) disclaim beneficial ownership.
(6) The figures shown include shares held in the trust of the Roslyn 401(k) Plan (and, in the case of Mr. Tsimbinos, the 401(k) plan formerly sponsored by Roosevelt Savings Bank), as to which each person identified has shared voting and investment power as follows: Mr. Mancino, 30,728 shares; Mr. Bransfield, 4,614 shares; Mr. Puorro, 9,699 shares; Mr. Klag, 3,558 shares; Mr. Tsimbinos, 128,172 shares; and all Directors (who are also employees) and executive officers, as a group, 199,340 shares.
(7) The figures shown include shares over which individuals share voting and investment power (other than as disclosed in Notes 4 and 5, above), as follows: Mr. Mancino, 34,500 shares; Mr. Swiggett, 20,498 shares; Mr. Calabrese, 500 shares; Dr. Martin, 100 shares; Mr. McCuaig, 4,000 shares; Mr. Nicholson, 7,000 shares; Mr. Puorro, 100 shares; Mr. Klag, 2,500 shares; Mr. Tsimbinos, 751,410 shares; Mr. Voutsinas, 8,766 shares; Ms. Clancy, 14,789 shares; Mr. Doherty, 1,500 shares; and all executive officers and Directors, as a group, 840,475 shares.
(8) The figures shown include 17,935, 6,045, 1,823 and 1,739 shares over which Messrs. Mancino, Bransfield, Puorro and Klag, respectively, have voting, but not dispositive power, that are held in a trust account on their behalf under The Roslyn Savings Bank Benefit Restoration Plan. The figure shown includes 336,653 shares over which Mr. Tsimbinos has voting, but not dispositive power, that are held in a trust account on his behalf under the T R Financial Supplemental Executive Retirement Plan.
(9) Percentages with respect to each person, or group of persons, have been calculated on the basis of 69,253,903 shares of Roslyn common stock, the number of shares of Roslyn common stock outstanding and entitled to vote as of March 29, 2000, plus the number of shares of Roslyn common stock which such person or group of persons has the right to acquire within 60 days after the Record Date by the exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, Directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year, its executive officers, Directors and greater than 10% beneficial owners complied with all applicable filing requirements, except for Director Genovese, for whom an amended Form 3 was filed due to administrative error, and Director Voutsinas, for whom one amended Form 3 and one amended Form 4 were filed due to administrative error.

Meetings and Committees of the Boards of the Company and the Bank

     The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. During fiscal 1999, the Board of Directors held 18 meetings. All of the Directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such Directors served during fiscal 1999. The Board of Directors of the Company maintains three committees as described below.

     Audit Committee. The Audit Committee consists of Messrs. Freese, Swiggett, Doherty, Genovese, Nutt and Webel, all of whom are outside Directors. The Audit Committee reviews audit reports and management's actions regarding the implementation of audit findings and reviews compliance with all relevant laws and regulations. The Audit Committee performs the same functions as the Examining Committee of the Bank and consists of the same Directors. The Audit and Examining Committees each met four times in fiscal 1999.

     Compensation Committee. The Compensation Committee consists of Messrs. Calabrese, Freese, Swiggett, Martin and Webel, and Ms. Clancy. The Compensation Committee establishes compensation and benefits for the executive officers and reviews the incentive compensation programs when necessary. The Compensation Committee is also responsible for establishing certain guidelines and limits for compensation for other salaried officers and employees of the Company and the Bank. In making determinations concerning compensation for officers and other employees of the Company and the Bank, the Compensation Committee consults with the Personnel Committee of the Bank, which consists of the same Directors who are members of the Compensation Committee. In fiscal 1999, the Compensation Committee met nine times and the Personnel Committee met eight times.

     Nominating Committee. The Nominating Committee recommends persons to fill vacancies on the Board of Directors and reviews the structure and operation of the Board of Directors. The Nominating Committee consists of Messrs. Calabrese, McCuaig and Swiggett. The Nominating Committee met two times in fiscal 1999.

Directors' Compensation

     Directors' Fees. Each non-employee Director of the Company receives fees of $1,850 per Board meeting attended and $900 per committee meeting attended, unless such meetings are held consecutively with Board or committee meetings of the Bank, in which case no fees are paid. Each non-employee Director of the Bank receives fees of $1,850 per Board meeting attended and $900 per committee meeting attended. In December 1999, the Board of Directors of the Company voted to increase the fees for attendance at meetings of the Boards of Directors of the Company and the Bank from $1,850 to $2,000 per meeting. Members of the Advisory Board, which is comprised of the members of the former T R Financial Corp. Board of Directors who did not become Directors of the Company or the Bank, receive an annual retainer fee equal to the estimated average fees payable during the year (including annual or retainer fees and fees for attending Board or committee meetings) to a member of the Board of Directors for service on the Company's Board of Directors. The function of the Advisory Board is to advise the Company with respect to deposit and lending activities in T R Financial Corp.'s former market area and to maintain and develop customer relationships.

     Stock-Based Benefits. On September 2, 1997, each outside Director of the Company and the Bank was granted shares of restricted stock and options to purchase Company common stock pursuant to the Company's 1997 Stock-Based Incentive Plan, which began vesting in five equal installments on September 2, 1998. On February 19, 1998, each of the outside Directors of the Company and the Bank on that date was granted shares of restricted stock and options to purchase Company common stock under the Company's 1997 Stock-Based Incentive Plan, which began vesting in five equal installments on February 19, 1999. The exercise price related to the stock options granted in 1997 is $22.50 per share, and $22.00 per share for options granted in 1998. Additionally, Thomas Doherty, who became a Director on March 1, 1999, was awarded options to purchase 10,000 shares of the Company's common stock on July 23, 1999. The exercise price of Mr. Doherty's stock options is $17.31 per share. The options also have limited rights attached to them that provide for a cash payment to be made to the option holder equal to the difference between the fair market value of the common stock and the exercise price of the options in the event of a change in control. The options expire 10 years after the date they were granted. All of the awards become fully vested or exercisable upon the holders death, disability or retirement, as well as upon a change in control. In addition, each outside Director who was formerly a director of T R Financial Corp. holds options to purchase shares of Company common stock that were granted pursuant to the T R Financial Corp. 1993 Stock Option Plan for Outside Directors, which was assumed by the Company in connection with its acquisition of T R Financial Corp. Each of these options is fully exercisable and expires 10 years from the date of grant, and has an exercise price ranging from $2.20 per share to $14.39 per share.

Executive Compensation

     The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Committee Report on Executive Compensation. Under rules established by the SEC, the Company is required to provide certain data and information regarding the compensation and benefits provided to the Chief Executive Officer and other executive officers of the Company and Bank for the year ended December 31, 1999. Recommendations regarding all components of compensation paid to executive officers of the Company and the Bank are made by the Compensation Committee of the Company's Board of Directors and the Personnel Committee of the Bank's Board of Directors, respectively, and are approved by the appropriate Board. Neither the Company's nor the Bank's Board of Directors rejected or modified, in any material way, any of the recommendations of the Compensation Committee during fiscal 1999. Each member of the Compensation Committee and the Personnel Committee is a non-employee Director.

     For 1999, the Compensation Committee operated under a policy to structure executive compensation in a manner intended to limit the likelihood that current compensation would exceed the limits for deductibility prescribed by Section 162(m) of the Internal Revenue Code, as amended (the "Code"). This policy continues in effect for fiscal 2000. However, the Compensation Committee retains discretion to make future exceptions to this policy, and in determining whether to do so, the Compensation Committee may consider a number of factors, including but not limited to the Company's and the Bank's tax position, and the materiality of amounts likely to be involved.

     Compensation Policies and Procedures. The Compensation Committee is responsible for reviewing management's recommendations for compensation and benefits for officers and employees, including officers and employees of the Bank. It is the responsibility of the Compensation Committee to recommend to the full Board of Directors the amount and composition of executive compensation paid to the executive officers, including the President and Chief Executive Officer. It is the responsibility of the Board of Directors to review and consider such compensation recommendations of the Compensation Committee.

     Management is faced continually with competitive and economic challenges. The Compensation Committee believes that, if the Company is to be successful, its compensation programs must be structured to attract and retain the highest quality employees available. The Company's executive compensation programs are intended to provide incentives that will reward managers for achieving superior levels of performance which strengthen the Company and enhance stockholder value.

     The Compensation Committee annually reviews and evaluates base salary and annual bonuses for all executive officers, and in conducting such reviews places primary consideration upon the recommendations by the President and Chief Executive Officer, along with the rationale for such recommendations, with the exception of the compensation review of the President and Chief Executive Officer. The President and Chief Executive Officer does not participate in the Compensation Committee's decision as to his compensation package.

     To achieve the compensation objectives established by the Compensation Committee, the Company's executive compensation program consists of two main elements, base salary and bonus, which comprise annual compensation. In addition, executive officers participate in other benefit plans available to all employees, including the retirement plan, the Roslyn ESOP, the 1997 Stock-Based Incentive Plan, the Roslyn Bancorp, Inc. Annual Incentive Plan and the Roslyn 401(k) Plan, and may be selected to participate in supplemental benefit plans.

     In establishing individual compensation levels, the Compensation Committee considers the Company's overall objectives and performance, peer group comparisons and individual performance. Except with respect to the determination of bonus payments, as described below, no precise numerical formula is used to determine an executive's salary. The Company's overall performance and the achievement of financial and business objectives are considered. Increases in compensation are recommended based on strong individual performance in relationship to Company and individual goals.

     To determine whether executive salary levels are within appropriate market norms, the Compensation Committee examines and takes into account applicable compensation levels among a representative peer group of financial services institutions in the regional and local markets. For 1999, the Company engaged William M. Mercer, Inc. ("Mercer"), a nationally-known employment consulting firm, to provide it with current market data for compensation levels of executive positions similar to those of the Company's executive officers and to outline provisions for an annual incentive plan that would reinforce the Company's pay-for-performance philosophy, tie incentive (variable) compensation to the achievement of annual strategic and operating goals, and provide competitive total cash compensation opportunities with upside (and downside) potential. Mercer prepared a report (the "Mercer Report") benchmarking compensation for the Company's selected executive positions based on data group from 13 peer group savings banks in the New York Metropolitan area. Data was collected according to functional responsibilities and rank to identify compensation levels for peer group executives with comparable functions and rank to the selected group of Company executives. In preparing its analysis, Mercer relied upon its proprietary data collections as well as available published data, including proxy information from similarly situated financial services institutions operating in New York State, including the Metropolitan New York City area, for information about comparable executive compensation levels.

     The Mercer Report concluded that base salaries and total cash compensation for the Company's executive officers holding the position of senior vice president, or above, generally were well below both those of executive officers in the Company's peer group and the market median. The Mercer Report found that the average base salary paid to the Company's senior executives was 22% less than the peer group median and 39% less than the seventy-fifth percentile for the peer group. In terms of total cash compensation, the Mercer Report found that amounts paid to the Company's senior executive officers were 25% less than the peer group median and 50% less than the peer group's seventy-fifth percentile. With respect to vice president positions, the Mercer Report concluded that overall base salaries were, well below the market median, annual incentive targets were at or below the market median and overall total cash compensation, was well below the market median. The Mercer Report showed that base salaries were 26% less than the peer group median and 42% less than the peer group's seventy-fifth percentile, and total cash compensation for these officers was 31% less than the peer group median and 64% less than the seventy-fifth percentile.

     Based on the conclusions and recommendations in the Mercer Report, the Compensation Committee determined that an adjustment was needed to bring the Company's executive compensation levels into line with the Company's peers in order to maintain and attract talented personnel. The Compensation and Personnel Committees recommended, and the Boards of Directors of the Company and the Bank approved, increases in the base salary levels for the Bank's senior executive officers, bringing them in line with the industry median. Most executives who received such increases still fall well below the seventy-fifth percentile. Salaries for the Named Executives Officers were increased to the amounts shown in the summary compensation table shown on page 17.

     Base Salaries. Salaries recommended by the Compensation Committee are intended to be consistent and competitive with the practices of comparable financial services institutions and each executive's level of responsibility. The Compensation Committee generally utilizes internal and/or external surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by comparable peer institutions. Adjustments also reflect the performance of the executive and any increased responsibility assumed by the executive.

     Bonus. To secure the deductibility of bonuses awarded to executive officers, bonuses for 1999 were awarded under the Roslyn Bancorp, Inc. Annual Incentive Plan, which was approved by stockholders in 1999. The Annual Incentive Plan establishes certain performance criteria for determining bonuses for eligible employees. The maximum annual payment to any individual under the plan is $1.5 million.

     Under the Company's Annual Incentive Plan, the Board established bonus levels for Company employees based on the Company's achievement of core earnings per share. In order to tie employee incentive compensation to stockholder interests, it was determined that increasing levels of incentive awards would be paid for increasing levels of core earnings achieved by the Company. Core earnings of $105.0 million, for example, would result in a 17.5% bonus being paid to eligible Bank employees. In September 1999, the Bank determined that core earnings for the year would likely exceed $100 million, and, therefore, a 15% performance-based bonus was paid to all employees below the level of Executive Vice

President. The Board adopted an additional scaled bonus structure tied to Company earnings for those employees at the level of Senior Vice President and higher. Varying percentage bonuses were to be paid upon the Company's attainment of increasing levels of core earnings, with the Chief Executive Officer receiving the highest percentage bonus and others receiving incrementally less.

     Based on the Company's final determination that core earnings were $104.5 million for 1999 in accordance with the formula adopted earlier in the year, the Board of Directors determined that all employees should be paid an additional 2.5% incentive bonus in addition to the 15% bonus already declared, with members of the Company's senior management receiving their bonuses in 2000. Additionally, as a result of the Company having achieved core earnings of $104.5 million in 1999, it was determined that senior management was entitled to an additional bonus as indicated on the summary compensation table at page 17.

     Chief Executive Officer Compensation. The compensation of the Chief Executive Officer during 1999 consisted of the same elements as for other senior executives, including base salary and bonus. The Compensation Committee set Mr. Mancino's base salary at $562,000 effective April 1, 1999. This represents an increase of $52,000, or 10%, over his 1998 base salary. In establishing his base salary, the Committee reviewed Mr. Mancino's performance for the prior year and also considered the Company's financial and business performance, including net income and profitability, as well as the total cash compensation paid to chief executive officers of similarly situated peer financial services institutions as reflected in the Mercer Report. The Mercer Report concluded that the base pay of the Company's Chief Executive Officer was well below that of the peer group institutions surveyed, and recommended his salary be increased. The Compensation Committee did not assign weights or ranking to factors regarding this performance, but instead made subjective determinations based on consideration of all related factors in the Company's business performance.

     As noted above, Mr. Mancino was also paid a discretionary cash bonus of $632,060 for fiscal 1999. The Compensation Committee, in determining an appropriate 1999 bonus for Mr. Mancino, considered his leadership of the Company and the continued success of the Bank, as demonstrated by, among other things, continued strong earnings and other criteria as discussed above. The bonus paid to Mr. Mancino was made in accordance and consistent with the Annual Incentive Plan adopted in 1999 and the criteria set by the Board of Directors thereunder in view of bonus compensation paid to chief executive officers of similarly situated peer financial services institutions.

                           The Compensation Committee

                            Thomas J. Calabrese, Jr.
                               Maureen E. Clancy
                          Robert G. Freese (Chairman)
                            Dr. Edwin W. Martin, Jr.
                               James E. Swiggett
                                Richard C. Webel

     Stock Performance Graph. The following graph shows a comparison of total stockholder return on the Company's common stock, based on the market price of the common stock with the cumulative total return of companies in The Nasdaq Market Index and the MG Index for Savings and Loans for the period beginning on January 13, 1997, the date Roslyn common stock began trading on the Nasdaq Stock Market, through December 31, 1999. The graph may not be indicative of possible future performance of the Company's common stock. The data was supplied by Media General Financial Services.

                           COMPARATIVE TOTAL RETURNS




                             [GRAPH APPEARS HERE]





                                   01/13/97   12/31/97   12/31/98   12/31/99
                                  ---------  ---------  ---------  ---------

Roslyn Bancorp, Inc. ............   $100.00    $234.56    $221.11    $195.82
Nasdaq Market Index..............    100.00     122.32     172.52     304.29
MG Index for Savings and Loans...    100.00     168.14     147.39     118.49

Notes:
-----
  A. The lines represent monthly index levels derived from compounded daily returns that include reinvestment of all dividends.
  B. The indexes are re-weighted daily using the market capitalization on the previous trading day.
  C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
  D. Each index was set to $100.00 on January 13, 1997, the first day of trading for Roslyn Bancorp, Inc. common stock. For Roslyn Bancorp, Inc. the index commenced with the closing price on the first day of trading, which was $15.00 per share.

     Summary Compensation Table. The following table sets forth the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for services rendered in all capacities during the years ended December 31, 1999, 1998 and 1997, to the Chief Executive Officer and the Named Executive Officers. Mr. Tsimbinos became Chairman of the Board of Directors of the Company on February 16, 1999. Therefore, his compensation is included in this table for 1999.

                                                                                            Long-Term
                                                    Annual Compensation(1)              Compensation Awards
                                              ----------------------------------   -----------------------------
                                                                      OTHER                       SECURITIES
                                                                      ANNUAL        RESTRICTED     UNDERLYING       ALL OTHER
                                               SALARY     BONUS    COMPENSATION    STOCK AWARDS   OPTIONS/SARS    COMPENSATION
NAME AND PRINCIPAL POSITIONS           YEAR      ($)       ($)        ($)(2)         ($)(3)           (#)        ($)(4)(5)(6)
----------------------------           ----   --------  ---------   ------------   ------------   --------------  ------------
Joseph L. Mancino.................     1999   $562,000   $632,060      $ --          $       --           --        $ 209,474
  Vice Chairman of the Board of        1998    515,385   $260,000        --                  --           --          299,757
  Directors, President and Chief       1997    497,692      2,500        --           5,273,519      518,545          180,002
  Executive Officer

John M. Tsimbinos.................     1999   $438,023   $ 75,668      $ --          $       --           --        $ 182,491
  Chairman of the Board of
  Directors

John R. Bransfield, Jr. ..........     1999   $275,846   $253,400      $ --          $       --           --        $ 100,223
  Vice Chairman of the Company;        1998    259,692    104,800        --                  --           --          125,419
  President and Chief Operating        1997    258,462      1,500        --           2,816,459      288,841           78,813
  Officer of the Bank

Michael P. Puorro.................     1999   $186,823   $137,191      $ --          $       --           --        $  63,058
  Executive Vice President and         1998    151,538     53,580        --                  --           --           65,936
  Chief Financial Officer of the       1997    150,769        400        --           1,671,675      175,334           43,826
  Bank

John L. Klag......................     1999   $176,777   $130,227      $ --          $       --           --        $  53,070
  Executive Vice President and         1998    141,431     50,000        --                  --           --           63,427
  Investment Officer of the Bank       1997    140,673        300        --           1,671,675      175,334           40,715

_________________________________
(1) Under Annual Compensation, the column titled "Salary" includes deferred amounts under the Bank's 401(k) Plan and the column titled "Bonus" consists of cash bonuses, attendance bonuses, loan referral bonuses and recruitment bonuses.
(2) For 1999, 1998 and 1997, there were no: (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans before settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) Represents Stock Awards granted under the 1997 Stock-Based Incentive Plan consisting of 181,818, 101,138, 62,500 and 62,500 shares awarded to Messrs. Mancino, Bransfield, Puorro and Klag, respectively, which began vesting in five equal annual installments on September 2, 1998, and 45,000, 20,000, 9,400 and 9,400 shares awarded to Messrs. Mancino, Bransfield, Puorro and Klag, respectively, which will vest not later than September 2, 2002, but may vest earlier based on the achievement of certain specified performance objectives. When shares vest and are distributed, the recipients will also receive an amount equal to the accumulated cash and stock dividends paid with respect thereto, plus earnings thereon. As of December 31, 1999, the market value of the 139,090, 74,015, 43,766, and 43,766 unvested shares awarded to Messrs. Mancino, Bransfield, Puorro and Klag was $2,573,165, $1,369,277, $809,671 and $809,671, respectively, based on a closing stock price of $18.50 per share.
(4) For 1999, such amounts include: (a) $7,686, $4,956, $876 and $827 of imputed income from group term life insurance on behalf of Messrs. Mancino, Bransfield, Puorro and Klag, respectively. With respect to Messrs Mancino, Bransfield, Puorro and Klag, the figures shown also include $32,000, $3,023, $3,528 and $1,646, respectively, reimbursed to each person for unused vacation. For Mr. Tsimbinos, such amount includes a $153,473 payment pursuant to the non-competition provisions of his employment agreement and $15,032 in 401(k) and 401(k) excess benefit plan matching.
(5) For 1999, the figures shown include $23,976, $13,986, $23,976, $22,773 and
    $20,868 for Messrs. Mancino, Tsimbinos, Bransfield, Puorro and Klag, respectively, which represents the value of allocations made under the Roslyn ESOP.
(6) For 1999, such amounts include $145,812, $68,268, $35,831 and $29,729 for
    Messrs. Mancino, Bransfield, Puorro and Klag, respectively, which represents the value of contributions made under the Roslyn Savings Bank Benefit Restoration Plan.

Employment Agreements

     The Company and the Bank have entered into employment agreements with each of the Named Executive Officers. The Company and the Bank intend for the employment agreements to ensure that the management base of the Company and the Bank remains stable. The continued success of the Company and the Bank depend to a significant degree on the skills and competence of the Named Executive Officers.

     Each of the employment agreements, other than those entered into with Mr. Tsimbinos, provide for a five-year term of employment that extends on a daily basis until either the executive or the Company or the Bank, as applicable, provides written notice of non-renewal, at which time the term of the agreements becomes a fixed five-year term. The employment agreements with Mr. Tsimbinos, which were entered into by the Company and the Bank, respectively, in connection with the acquisition of T R Financial Corp. and Roosevelt Savings Bank, provide for terms of employment that expire on June 30, 2002.

     Under the employment agreements, the annual salary of each of the Named Executive Officers, except Mr. Tsimbinos, is reviewed annually by the Board of Directors or a committee of the Board of Directors. For 2000, the annual salary for each of Messrs. Mancino, Bransfield, Puorro, and Klag has been set at $650,000, $370,000, $220,000, and $210,000, respectively. The employment agreements for Mr. Tsimbinos provides for an annual rate of salary equal to the greater of (1) $500,000 or (2) the annual rate of salary for the second highest paid employee of the Company or the Bank, taking into account all forms of cash compensation. In addition to an annual salary, the employment agreements provide for, among other things, participation in stock benefit plans and other certain employee and fringe benefit programs applicable to executive management. In addition to these items, the employment agreements for Mr. Tsimbinos provide for the annual payment of $175,000 in exchange for Mr. Tsimbinos' agreement not to compete with the Company or the Bank for one year following his termination with the Company or the Bank upon certain circumstances. The employment agreements with Mr. Tsimbinos also provide that the aggregate present value of the compensation and benefits provided to him each year shall equal $1,000,000.

     Each of the employment agreements provides that the Company, or the Bank, may terminate the covered executive for cause, as described in the agreements, at any time. If either the Company, or the Bank, terminate an executive's employment other than for cause or in the event the executive terminates his employment with the Company or the Bank upon any (1) notice to the executive of non-renewal of the term of the agreement (except in the case of Mr. Tsimbinos);
(2) failure to elect or reelect or appoint or reappoint the executive to his current positions; (3) material change in the executive's functions, duties or responsibilities which cause the executive's position to become one of lesser responsibility, importance or scope; (4) relocation of the executive's principal place of employment by more than 25 miles; (5) reduction in the benefits or perquisites provided to the executive; (6) liquidation or dissolution of the Company or the Bank; or (7) breach of the agreement by the Company or the Bank, the executive or, in the event of the executive's death, his beneficiary will receive the payments and benefits that would have been provided to the executive under the agreement for the remaining term of the agreement.

     Under each of the employment agreements if, following a change in control of the Company or the Bank, the executive's employment with the Company or the Bank involuntarily terminates, the executive (other than Mr. Tsimbinos) voluntarily terminates his employment for any reason within 60 days following the change in control or the executive voluntarily terminates his employment at any time during the term of the agreement as a result of any demotion, loss of title, office or significant authority or relocation of his principal place of employment by more than 25 miles, the executive (other than Mr. Tsimbinos) or, in the event of the executive's death, his beneficiary, will receive an amount equal to the greater of (1) the payments due for the remaining term of the agreement or (2) the greater of (a) five times the executive's average annual compensation for the three preceding taxable years or (b) five times the executive's annual compensation for the last preceding taxable year. In addition, the executive will be provided with health and welfare benefits for 60 months following his termination of employment. The severance payment due Mr. Tsimbinos in connection with his qualifying termination from of employment in connection with a change in control generally equals the greater of (1) the payments due for the remaining term of the agreement or (2) three times his annual compensation for the most recently completed year. Notwithstanding that both the Company and the Bank employment agreements provide for payments and benefits to the executives in connection with a change in control, the executive would not receive duplicative payments and benefits under the agreements.

     Payments pursuant to the employment agreements and other arrangements in the event of a change in control may constitute a "parachute payment" for federal income tax purposes and may result in the imposition of an excise tax on the executive. In such a case, the employment agreements provide that the Company or the Bank will pay the executive an amount sufficient to enable the executive to retain the payments and benefits provided to him had he not been subject to such a tax.

     The Company guarantees the payment of compensation and benefits to the executives under the employment agreements with the Bank. The Company will also make all payments to the executives under the employment agreements with the Company. The Company and the Bank will reimburse or pay the executive for all reasonable costs and legal fees paid or incurred in connection with any dispute or question of interpretation relating to the employment agreements if the executive is successful on the merits of his claim pursuant to a legal judgment, arbitration or settlement.

Stock Option Grants

     As discussed below and as an inducement to attract and retain qualified directors, officers and employees, the Company maintains the Roslyn Bancorp, Inc. 1997 Stock-Based Incentive Plan (the "Incentive Plan") and has assumed the T R Financial Corp. 1993 Incentive Stock Option Plan and the T R Financial Corp. 1993 Stock Option Plan for Outside Directors. There were no grants of options under any of these plans to the Named Executive Officers for 1999.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by the Named Executive Officers as of December 31, 1999.

                                   Shares
                                  Acquired                    Number Of Securities           Value Of Unexercised
                                     on          Value       Underlying Unexercised       In-the-Money Options/SARs
                                 Exercise(#)  Realized($)  Options/SARs at FY-End (#)          at FY-End ($)(1)
                               --------------------------  --------------------------  --------------------------------
          Name                                             Exercisable  Unexercisable     Exercisable    Unexercisable
----------------------        -------------  ------------  --------------------------  ---------------  ---------------
Joseph L. Mancino.........          --      $       --       199,827        318,718      $        --      $    --
John M. Tsimbinos.........     252,073       4,049,466     1,065,109             --       14,649,243           --
John R. Bransfield, Jr. ..          --              --       112,141        176,700               --           --
John L. Klag..............          --              --        68,577        106,757               --           --
Michael P. Puorro.........          --              --        68,577        106,757               --           --

________________________________
(1) Options are considered "in-the-money" only if the market price exceeds the exercise price. The exercise price of each option is the fair market value of the stock as of the date of the grant, i.e., $22.50 per share, except for Mr. Tsimbinos whose exercise prices are $2.20 per share (for 770,934 shares underlying options with an expiration date of June 29, 2003), $8.23 per share (for 143,500 shares underlying options with an expiration date of June 29, 2007), $14.39 per share (for 150,675 shares underlying options with an expiration date of January 23, 2007), and $14.39 per share (for 150,675 shares underlying options with an expiration date of January 22, 2008). The closing price of Roslyn's common stock as of December 31, 1999 was $18.50 per share. The options consist of 404,545, 237,841, 151,934 and 151,934 incentive and non-statutory stock options granted to Messrs. Mancino, Bransfield, Klag and Puorro, respectively, which began vesting at an annual rate of 20% beginning September 2, 1998, and 114,000, 51,000, 23,400 and
    23,400 options granted to Messrs. Mancino, Bransfield, Klag and Puorro, respectively, which vest in installments based upon the achievement of certain specified performance objectives, but in no event later than September 2, 2002. The options will expire 10 years from the date of grant.
(2) The Incentive Plan generally provides for the grants of options to purchase common stock of Roslyn Bancorp, Inc. at prices not less than the fair market value of the stock on the date of grant, as well as certain related rights. Awards granted under the Incentive Plan may be subject to certain performance criteria established by the administering committee. Options granted under the Incentive Plan have terms of not greater than 10 years. The administering committee determines the terms and conditions of awards granted under the Incentive Plan. However, by operation of the plan, all awards immediately become vested and exercisable upon a change in control of the Company or the Bank and upon the death or disability of a participant. The committee may also accelerate the vesting on exercisability of awards in the event of a participant's retirement.

     Retirement Plan. The Bank maintains a defined benefit plan ("Retirement Plan") for eligible employees. The Retirement Plan is intended to satisfy the requirements of Section 401(a) of the Code. Eligible employees generally begin participating in the Retirement Plan on the first day of the calendar month coincident with or next following the date on which they have attained age 21 and have completed at least one year of service with the Bank. All employees are eligible to participate in the Retirement Plan other than: (1) employees paid on an hourly-rate or contract basis; (2) employees regularly employed outside the Bank's own offices in connection with the operation and maintenance of building and other property acquired through foreclosure or deed; and (3) leased employees. Participants become vested in their benefits under the Retirement Plan upon completing five years of vesting service.

     The Retirement Plan provides for a monthly benefit to a participant upon retirement at or after the later of (1) attainment of age 65 or (2) the fifth anniversary of initial participation in the Retirement Plan. The Retirement Plan also provides for a benefit upon the participant's death or early retirement. The annual normal retirement benefit for a participant under the Retirement Plan is (a) 2% of average annual earnings multiplied by years of credited service (up to a maximum of 30 years), plus (b) 0.5% of average annual earnings multiplied by the participant's number of years and months of credited service in excess of 30 years.

For purposes of the Retirement Plan, average annual earnings means the participant's average annual compensation (as defined in the Retirement Plan) during the 36 consecutive calendar months within the final 120 consecutive calendar months of the participant's credited service that yields the highest average. A participant is eligible to receive an early retirement benefit upon the completion of at least 10 consecutive years of vested service in the Retirement Plan and (1) attainment of age 60, or (2) the sum of the participant's age and years of service equals at least 75. Benefits are generally paid in a straight life annuity for unmarried participants and in the form of a 50% joint and survivor annuity (with the spouse as designated beneficiary) for married participants. Other forms of benefit payments are available under the Retirement Plan.

     Benefit Restoration Plans. The Bank maintains a Benefit Restoration Plan (the "BRP"), a non-qualified plan designed to permit certain employees to receive supplemental retirement income from the Bank. Participants in the BRP generally receive a benefit equal to the amount the participant would have received under the ESOP, 401(k) Plan and the Retirement Plan, but for limitations imposed on such benefits by certain provisions of the Code. The BRP is an unfunded plan, which provides participants only with a contractual right to obtain the benefits provided thereunder from the general assets of the Bank. For fiscal 1999, Messrs. Mancino, Bransfield, Puorro and Klag participated in
the BRP.   Mr. Tsimbinos participated in a similar plan sponsored by T R
Financial Corp. and, by the terms of his employment agreements, is entitled to supplemental pension benefits.

        ESTIMATED ANNUAL BENEFITS UNDER THE RETIREMENT PLAN AND THE BRP

     The following table sets forth the estimated annual benefits payable under the Retirement Plan upon a participant's retirement at age 65 for the year ended December 31, 1999, expressed in the form of a straight life annuity, and any related amounts payable under the BRP. The covered compensation under the Retirement Plan and BRP includes the base salary for participants and does not consider cash bonuses. The benefits listed in the table below for the Retirement Plan and BRP are not subject to a reduction for social security benefits or any other offset amount.

Final Average                                Years Of Service
                 ----------------------------------------------------------------------
Compensation         15          20          25          30          35          40
-------------    ----------  ----------  ----------  ----------  ----------  ----------
     $ 50,000      $ 15,000  $   20,000  $   25,000  $   30,000  $   31,250  $   32,500
      100,000        30,000      40,000      50,000      60,000      62,500      65,000
      125,000        37,500      50,000      62,500      75,000      78,125      81,250
      150,000        45,000      60,000      75,000      90,000      93,750      97,500
      175,000        52,500      70,000      87,500     105,000     109,375     113,750
      200,000        60,000      80,000     100,000     120,000     125,000     130,000
      225,000        67,500      90,000     112,500     135,000     140,625     146,250
      250,000        75,000     100,000     125,000     150,000     156,250     162,500
      300,000        90,000     120,000     150,000     180,000     187,500     195,000
      350,000       105,000     140,000     175,000     210,000     218,750     227,500
      400,000       120,000     160,000     200,000     240,000     250,000     260,000
      450,000       135,000     180,000     225,000     270,000     281,250     292,500
      500,000       150,000     200,000     250,000     300,000     312,500     325,000
      550,000       165,000     220,000     275,000     330,000     343,750     357,500
      600,000       180,000     240,000     300,000     360,000     375,000     390,000
      650,000       195,000     260,000     325,000     390,000     406,250     422,500
      700,000       210,000     280,000     350,000     420,000     437,500     455,000

     The approximate years of service, as of December 31, 1999, for the Named Executive Officers are as follows:

                                                         Years Of
                                                         Service
                                                        ----------
          Joseph L. Mancino........................         39
          John M. Tsimbinos........................         18
          Michael P. Puorro........................          7
          John L. Klag.............................          7
          John R. Bransfield, Jr. .................          7

     Management Supplemental Executive Retirement Plan. The Bank also sponsors a non-qualified management supplemental executive retirement plan (the "MSERP") to provide eligible employees with additional retirement benefits. The MSERP benefit is intended to make up for benefits lost under the ESOP allocation procedures to participants who retire before the complete repayment of the ESOP loan. At the retirement of a participant, the benefits under the MSERP are determined by: (1) projecting the number of shares that would have been allocated to the participant under the ESOP if they had been employed throughout the period of the ESOP loan (measured from the participant's first date of ESOP participation); (2) reducing that number determined by the number of shares actually allocated to the participant's account under the ESOP; and (3) multiplying the resulting number of shares by the average fair market value of the common stock over the preceding five years. Benefits under the MSERP generally vest in 20% annual increments over a five year period commencing as of the date of a participant's participation in the MSERP. The vested portion of the MSERP participant's benefits are payable upon the retirement of the participant.

Transactions With Certain Related Persons

     The Bank's policies do not permit the Bank to make loans to any of its Directors and executive officers. The Company intends that all transactions between the Company and its executive officers, Directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's length negotiations with unaffiliated persons and will be approved by a majority of independent outside Directors of the Company not having any interest in the transaction.

     During 1999, Victor McCuaig, one of the Company's Directors, was of counsel to the law firm of Payne, Wood & Littlejohn. Payne, Wood & Littlejohn furnished the Bank with certain legal services. The fees that were paid by the Bank for these legal services was approximately $608,000.

                   PROPOSAL 2.  RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 1999 were KPMG LLP. The Company's Board of Directors has reappointed KPMG LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 2000, subject to ratification of such appointment by the stockholders. If stockholders do not ratify the appointment of KPMG LLP as independent auditors, the Board of Directors may consider other independent auditors.

     Representatives of KPMG LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted "FOR" ratification of the appointment of KPMG LLP as the independent auditors of the Company.

     The Board of Directors recommends that you vote "FOR" ratification of the appointment of KPMG LLP as the independent auditors of the Company.


                            ADDITIONAL INFORMATION

Stockholder Proposals

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders, which is anticipated to be held on May 23, 2001, a stockholder proposal must be received by the Corporate Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than December 18, 2000. Any such proposal will be subject to SEC Rule 14a-8.

Notice of Business to be Conducted at an Annual Meeting

     The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Secretary of the Company not less than 90 days before the time originally fixed for such meeting; provided, however, that in the event that less than 100 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. In order for the notice of a stockholder proposal for consideration at the Company's 2001 Annual Meeting of Stockholders to be timely, the Company would have to receive such notice no later than February 12, 2001 assuming the 2001 Annual Meeting is held on May 23, 2001 and that the Company provides at least 100 days' notice or public disclosure of the date of the meeting. The notice must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's common stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

     A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Corporate Secretary at 1400 Old Northern Boulevard, Roslyn, New York 11576.

     Roslyn's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, as well as the 1999 Annual Report to Stockholders, may be accessed through the Company's world wide web site (www.roslyn.com). A copy of the Form 10-K is available without charge upon written request to Ms. Mary Feder, Director of Investor Relations, Roslyn Bancorp, Inc., 1400 Old Northern Boulevard, Roslyn, New York 11576. Such request must include a good faith representation that, as of March 29, 2000, the person making such request was a beneficial owner of shares of common stock.

Other Matters Which May Properly Come Before the Annual Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Annual Meeting, please return your proxy card promptly or vote your proxy using our telephone or Internet voting resources as described on the proxy card. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

                              By Order of the Board of Directors


                              /s/ R. Patrick Quinn
                              R. Patrick Quinn
                              Corporate Secretary


Roslyn, New York
April 17, 2000


   YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN,
     DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED
        POSTAGE-PAID ENVELOPE OR VOTE YOUR PROXY USING OUR TELEPHONE OR
           INTERNET VOTING RESOURCES AS DESCRIBED ON THE PROXY CARD.

                                REVOCABLE PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             ROSLYN BANCORP, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                                 May 24, 2000
                            9:30 a.m., Eastern time

    The undersigned hereby appoints the Board of Directors of Roslyn Bancorp, Inc. (the "Company") to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on May 24, 2000, at 9:30 a.m., Eastern Time, at the Milleridge Cottage, 585 North Broadway, Jericho, New York, and at any and all adjournments thereof, as indicated on the reverse side of this proxy.

    This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the Board of Directors in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.



           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                   IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                    VOTE VIA THE INTERNET OR BY TELEPHONE.

      (Continued, and to be marked, dated and signed, on the other side)


          \/                FOLD AND DETACH HERE                \/
--------------------------------------------------------------------------------

             ROSLYN BANCORP, INC. -- ANNUAL MEETING, MAY 24, 2000

                            YOUR VOTE IS IMPORTANT!

                      You can vote in one of three ways:

1. Call toll free 1-877-482-6155 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

2. Via the Internet at www.proxyvoting.com/Roslyn and follow the instructions.

                                      or
                                      --

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                                  PLEASE VOTE

The Board of Directors recommends a vote "FOR" each of the proposals presented.

1. The election as directors of all                     Please mark your votes as
   nominees listed (except as marked                    indicated in this example     [X]
   to the contrary below):
                                                        2. The ratification of the appointment
               With-      For All                          of KPMG LLP as independent auditors of
      For      hold       Except                           Roslyn Bancorp, Inc. for the fiscal
                                                           year ending December 31, 2000.
      [_]       [_]         [_]
                                                        For  [_]    Against  [_]    Abstain   [_]
Thomas J. Calabrese, Jr.,   Spiros J. Voutsinas
Leonard Genovese            Dr. Edwin W. Martin, Jr.
             Richard C. Webel                           3. Such other matters as may properly
                                                           come before the meeting and at any
INSTRUCTION: To withhold authority to vote                 adjournments thereof, including
for any nominee(s), mark "For All Except"                  whether or not to adjourn the meeting.
and write that nominee(s') name(s) in the
space provided below.


Please be sure to sign and date this Proxy in the box below.

Date ____________________


---------------------------------       -----------------------------
Stockholder sign above                  Co-holder (if any) sign above



PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.     [_]


The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 17, 2000, and the Annual Report to Stockholders.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder may sign, but only one signature is required.


* * * IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW * * *

       FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


                          VOTE BY TELEPHONE/INTERNET
                       QUICK * * * EASY * * * IMMEDIATE


Your telephone/Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Please have this card handy when you call. You'll need it in front of you in order to complete the voting process.

VOTE BY PHONE: You will be asked to enter the Control Number (look below at right).

OPTION A To vote as the Board of Directors recommends on ALL proposals, press 1. Your vote will be confirmed.

OPTION B If you choose to vote on each proposal separately, press 0. You will hear these instructions:

                Item 1: To vote FOR ALL NOMINEES, press 1; to WITHHOLD FOR ALL nominees, press 9.
                         To vote FOR ALL NOMINEES EXCEPT for certain of the nominees, press 0 and listen to the instructions.

                Item 2:  To vote FOR, press 1; AGAINST, press 9;
                         ABSTAIN, press 0. When asked, you must confirm your vote by pressing 1.


       VOTE BY INTERNET:  The web address is www.proxyvoting.com/Roslyn

You will be asked to enter the Control Number (look below at right).

If you vote by telephone or Internet, DO NOT mail back your proxy. Proxies voted by telephone or by Internet must be received by 12:00 a.m., Eastern time, on May 23, 2000.

                             THANK YOU FOR VOTING

Call * * * Toll Free * * * On a Touch Tone Telephone         FOR TELEPHONE/
             1-877-482-6155 - ANYTIME                       INTERNET VOTING:
      There is NO CHARGE to you for this call.               CONTROL NUMBER


                                REVOCABLE PROXY
                             ROSLYN BANCORP, INC.


[X] PLEASE MARK VOTES                           REVOCABLE PROXY
    AS IN THIS EXAMPLE                        ROSLYN BANCORP, INC.
                                                                                                                    With-   For All
                                                                                                              For   hold    Except
    ANNUAL MEETING OF STOCKHOLDERS              E       1.  The election as directors of all                 [__]  [__]     [__]
            May 24, 2000                        S           nominees (except as marked to the
       9:30 a.m., Eastern Time                  O           contrary below):
  This Proxy is Solicited on Behalf             P
      of the Board of Directors
                                                            Thomas J. Calabrese, Jr., Spiros J. Voutsinas, Leonard Genovese,
The undersigned hereby appoints the Board                   Dr. Edwin W. Martin, Jr. and Richard C. Webel
of Directors of Roslyn Bancorp, Inc.
(the "Company") to act as proxy for the                     INSTRUCTION: To withhold authority to vote for any individual nominee,
undersigned, and to vote all shares of                      mark "For All Except" and write that nominee's name in the space
Common Stock of the Company that the                        provided below.
undersigned is entitled to vote at the
Annual Meeting of Stockholders, to be                       _______________________________________________________________________
held on May 24, 2000, at 9:30 a.m.,
Eastern Time, at the Milleridge Cottage,
585 North Broadway, Jericho, New York,                   2.  The ratification of the appointment of KPMG     For  Against  Abstain
and at any and all adjournments thereof,                     LLP as independent auditors of the Company      [__]   [__]    [__]
as indicated on the reverse side of this                     for the fiscal year ending December 31, 2000.
proxy.
                                                         3.  Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

                                                             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
                                                             PROPOSALS PRESENTED.

                                                             PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.

Please be sure to sign and date     Date
this Proxy in the box below.        ______________________

__________________________________________________________
Stockholder sign above      Co-holder (if any) sign above


+----------------------------------------------------------------------------------------------------------------------------------+
                             Detach above card, sign, date and mail in postage paid envelop provided.

                                                       ROSLYN BANCORP, INC.
------------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 17, 2000, and the Annual Report to Stockholders.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                                        PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------

                                REVOCABLE PROXY
                             ROSLYN BANCORP, INC.

[X] PLEASE MARK VOTES                            REVOCABLE PROXY
    AS IN THIS EXAMPLE                         ROSLYN BANCORP, INC.
                                                                                                                    With-   For All
                                                                                                              For   hold    Except
    ANNUAL MEETING OF STOCKHOLDERS              T        1.  The election as directors of all                 [__]  [__]     [__]
            May 24, 2000                        R            nominees (except as marked to the
       9:30 a.m., Eastern Time                  E            contrary below):
  This Proxy is Solicited on Behalf             S
      of the Board of Directors                 O
                                                P
                                                            Thomas J. Calabrese, Jr., Spiros J. Voutsinas, Leonard Genovese,
The undersigned hereby appoints the Board                   Dr. Edwin W. Martin, Jr. and Richard C. Webel
of Directors of Roslyn Bancorp, Inc.
(the "Company") to act as proxy for the                     INSTRUCTION: To withhold authority to vote for any individual nominee,
undersigned, and to vote all shares of                      mark "For All Except" and write that nominee's name in the space
Common Stock of the Company that the                        provided below.
undersigned is entitled to vote at the
Annual Meeting of Stockholders, to be                       _______________________________________________________________________
held on May 24, 2000, at 9:30 a.m.,
Eastern Time, at the Milleridge Cottage,
585 North Broadway, Jericho, New York,                   2.  The ratification of the appointment of KPMG     For  Against  Abstain
and at any and all adjournments thereof,                     LLP as independent auditors of the Company      [__]   [__]    [__]
as indicated on the reverse side of this                     for the fiscal year ending December 31, 2000.
proxy.
                                                         3.  Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

                                                             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
                                                             PROPOSALS PRESENTED.

                                                             PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.  [ ]
Please be sure to sign and date     Date
this Proxy in the box below.        ______________________

__________________________________________________________
Stockholder sign above      Co-holder (if any) sign above



+----------------------------------------------------------------------------------------------------------------------------------+
                             Detach above card, sign, date and mail in postage paid envelop provided.

                                                       ROSLYN BANCORP, INC.
------------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 17, 2000, and the Annual Report to Stockholders.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                                        PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------

[X] PLEASE MARK VOTES                             REVOCABLE PROXY
    AS IN THIS EXAMPLE                          ROSLYN BANCORP, INC.
                                                                                                                    With-   For All
                                                                                                              For   hold    Except
    ANNUAL MEETING OF STOCKHOLDERS             4         1.  The election as directors of all                 [__]  [__]     [__]
            May 24, 2000                       0             nominees (except as marked to the
       9:30 a.m., Eastern Time                 1             contrary below):
  This Proxy is Solicited on Behalf           (K)
      of the Board of Directors
                                                            Thomas J. Calabrese, Jr., Spiros J. Voutsinas, Leonard Genovese,
The undersigned hereby appoints the Board                   Dr. Edwin W. Martin, Jr. and Richard C. Webel
of Directors of Roslyn Bancorp, Inc.
(the "Company") to act as proxy for the                     INSTRUCTION: To withhold authority to vote for any individual nominee,
undersigned, and to vote all shares of                      mark "For All Except" and write that nominee's name in the space
Common Stock of the Company that the                        provided below.
undersigned is entitled to vote at the
Annual Meeting of Stockholders, to be                       _______________________________________________________________________
held on May 24, 2000, at 9:30 a.m.,
Eastern Time, at the Milleridge Cottage,
585 North Broadway, Jericho, New York,                   2.  The ratification of the appointment of KPMG     For  Against  Abstain
and at any and all adjournments thereof,                     LLP as independent auditors of the Company      [__]   [__]    [__]
as indicated on the reverse side of this                     for the fiscal year ending December 31, 2000.
proxy.
                                                         3.  Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

                                                             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
                                                             PROPOSALS PRESENTED.


Please be sure to sign and date     Date
this Proxy in the box below.        ______________________

__________________________________________________________
Stockholder sign above      Co-holder (if any) sign above


                                                       ROSLYN BANCORP, INC.
------------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 17, 2000, and the Annual Report to Stockholders.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                                        PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------


[X] PLEASE MARK VOTES                             REVOCABLE PROXY
    AS IN THIS EXAMPLE                          ROSLYN BANCORP, INC.
                                                                                                                    With-   For All
                                                                                                              For   hold    Except
    ANNUAL MEETING OF STOCKHOLDERS                I      1.  The election as directors of all                 [__]  [__]     [__]
            May 24, 2000                          N          nominees (except as marked to the
      9:30 a.m., Eastern Time                     C          contrary below):
This Proxy is Solicited on Behalf                 E
    of the Board of Directors                     T          Thomas J. Calabrese, Jr., Spiros J. Voutsinas, Leonard Genovese,
                                                  I          Dr. Edwin W. Martin, Jr. and Richard C. Webel
The undersigned hereby appoints the Board         V
of Directors of Roslyn Bancorp, Inc.              E          INSTRUCTION: To withhold authority to vote for any individual nominee,
(the "Company") to act as proxy for the                      mark "For All Except" and write that nominee's name in the space
undersigned, and to vote all shares of                       provided below.
Common Stock of the Company that the
undersigned is entitled to vote at the                       ---------------------------------------------------------------------
Annual Meeting of Stockholders, to be
held on May 24, 2000, at 9:30 a.m.,                      2.  The ratification of the appointment of KPMG     For  Against  Abstain
Eastern Time, at the Milleridge Cottage,                     LLP as independent auditors of the Company      [__]   [__]    [__]
585 North Broadway, Jericho, New York,                       for the fiscal year ending December 31, 2000.
and at any and all adjournments thereof,
as indicated on the reverse side of this                 3.  Such other matters as may properly come before the meeting and at
proxy.                                                       any adjournments thereof, including whether or not to adjourn the meeting.

                                                             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
                                                             PROPOSALS PRESENTED.

                                                             PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.      [__]

Please be sure to sign and date     Date                     This proxy is revocable and will be voted as directed, but
this Proxy in the box below.        _____________________    if no instructions are specified, this proxy, PROPERLY SIGNED
                                                             AND DATED, will be voted FOR each of the proposals listed
_________________________________________________________    above. If any other business is presented at the Annual
Stockholder sign above      Co-holder (if any) sign above    Meeting, this proxy will be voted by the Board of Directors in their discretion. At the present time, the Board of
                                                             Directors knows of no other business to be presented at the
                                                             Annual Meeting.

+_____________________________________________________________________________________________________________________________+
/\                     Detach above card, sign, date and mail in postage paid envelope provided.                              /\

                                                       ROSLYN BANCORP, INC.

____________________________________________________________________________________________________________________________________
IMPORTANT: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 17, 2000, and the Annual Report to Stockholders.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                                        PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
____________________________________________________________________________________________________________________________________